SUCAMPO
The Science of Innovation

Third Quarter 2016 Corporate Update and Financial Results

November 9, 2016

Introductions and Forward-Looking Statements

Silvia Taylor, SVP Investor Relations & Corporate Affairs

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Lichtlen, M.D., Ph.D.
Financial Update	Andrew Smith
Closing Remarks	Peter Greenleaf

Forward Looking Statement

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 11, 2016, as amended, as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Q3 2016 Corporate Update

Peter Greenleaf, Chairman and CEO

Continued Financial and Operational Performance

SUCAMPO

- Strong financial performance driven by global performance of AMITIZA
  - Increased guidance for 2016
  - Preliminary 2017 guidance
- Resolution of AMITIZA patent litigation with Dr. Reddy's Laboratories
- Results from Phase 3 trial of AMITIZA in children 6 to 17 years of age

Solid Overall Q3 Financial Results

SUCAMPO

REVENUE

- Overall revenue grew 73% YoY to $57.9M
  - Increased royalties for AMITIZA in the U.S.
  - Sales of AMITIZA in Japan
  - Inclusion of RTU results
- Revenue grew 33% when excluding $13.3M RTU-related revenue

EARNINGS*

Summary of Results	Q3-16	% Increase / (Decrease) over Q3-15
Net Income GAAP	$8.1M	12%
EPS GAAP – diluted	$0.19	19%
EBITDA	$35.6M	197%
Adjusted Net Income*	$12.4M	58%
Adjusted EPS – diluted*	$0.28	68%
Adjusted EBITDA**	$28.8M	97%

*Adjusted figures exclude non-cash , one time items, and items associated with RTU acquisition

** Adjusted EBITDA includes stock-based compensation expenses and other one time items

Strong U.S. AMITIZA Performance

SUCAMPO

- Takeda's AMITIZA net sales for royalty calculation purposes
  - Q3 grew 7% YoY to $109M
- Royalty revenue grew 7% YoY to $21M
  - Driven by price increase in January 2016 and volume
- U.S. AMITIZA product sales to Takeda of $10M
- Total U.S. revenue of $32M

- AMITIZA TRx
  - Q3 IMS: ~374,000 TRx, decrease of 1.4% YoY
  - 9 months of 2016 IMS: TRx growth of 2% YOY

Expected AMITIZA U.S. Growth Drivers

SUCAMPO

- Key formulary wins (effective 1/1/17):
  - Added back to CVS Caremark preferred formulary
  - Elevated to High Performance formulary status for Express Scripts
  - Additional key formulary wins
- Highly-targeted DTC television campaign in select key markets
  - Launched earlier in October

Japan AMITIZA Performance

- Sucampo Q3 revenue: $17.4M, growth of 69% YoY
- Driven by volume
  - Increased by more than 40% for first nine months of 2016
- Growth drivers:
  - Strong market growth
  - Only branded constipation prescription medicine
  - Broad label of constipation

2016 Guidance Increased

- Total revenue: $220 million to $225 million
- Adjusted net income: $50 million to $55 million
- Adjusted EPS: $1.20 to $1.25
- Adjusted EBITDA: $110 million to $115 million

Adjusted net income guidance excludes amortization of acquired intangibles of approximately $17.6 million, restructuring related costs of $1.9 million, debt financing related costs of $3.5 million, CPP option related expenses of $7.5 million, amortization of the remaining inventory step-up costs of approximately $8.9 million, intangible asset impairment expense of $7.3 million and one time gains associated with a legal settlement of $9.3 million. Adjusted EBITDA guidance excludes stock option related expenses of $7.3 million, one time restructuring related costs of $1.9 million and CPP option related expenses of $7.5 million. Guidance includes a one-time $10.0 million milestone in the fourth quarter of 2016 related to the achievement of sales milestone from Mylan related to sales of AMITIZA in Japan.

Settlement and License Agreement with Dr. Reddy's

- Resolves litigation in U.S. related to AMITIZA
  - Provides much greater certainty on future value of AMITIZA franchise
  - Significantly de-risks AMITIZA business in later years
- Dr. Reddy's granted non-exclusive license to market generic in U.S.
  - Does not begin until more than 6 years from today's date
  - Dr. Reddy's would pay Sucampo a share of net profits of generic lubiprostone products sold
  - Dr. Reddy's may elect to buy generic lubiprostone products from Sucampo
- Follows earlier agreement with Par Pharmaceuticals
  - Dr. Reddy's launch would reduce Sucampo's share of gross profits
- Agreement secures significant portion of initial profit split, ensures continued revenue from both Par and Dr. Reddy's
- Additional profit split arrangement with Takeda for branded product in 2021+

Pipeline Update

Peter Lichtlen, M.D., Ph.D., CMO

Pediatric Phase 3 Results with Current Formulation

SUCAMPO

- Phase 3 trial of AMITIZA vs. placebo in children 6 to 17 years of age
- Evaluated doses of 12 and 24 mcg over 12 weeks
- Primary endpoint of overall spontaneous bowel movement (SBM) response
  - Never tested in pediatric population with functional constipation
- Largest trial ever run in pediatric functional constipation
  - Different population versus adult CIC population
- Conducted under PREA commitment

Pediatric Phase 3 Results with Current Formulation

SUCAMPO

- Did not achieve primary endpoint of overall SBM response
- Did show trend in favor of efficacy
- Achieved statistical significance for key secondary endpoints
  - Overall SBM frequency
  - Straining
  - Stool consistency
- Well-tolerated
- Data warrants continuation of pediatric program and development of sprinkle formulation – subject to discussions with FDA

Pediatric Phase 3 Results: Next Steps

SUCAMPO

- Review data with FDA
- Continue clinical development of sprinkle formulation for very young patients and adults who may not be willing or able to take the current formulation
- Initiate Phase 3 program aimed at adult patients with CIC by the end of this year
  - Expect to report results by mid-2017
- Based on positive sprinkle formulation data and discussions with FDA, initiate a phase 3 program in very young children using sprinkle formulation in mid-2017

Product Pipeline

SUCAMPO

Program	Target	First Indication	Development Stage	(s)NDA / MAA Filing	Approval
GI/Metabolic/ Inflamation					
AMITIZA	CIC2	Pediatric functional constipation (6-17 yrs.)	P3	2017	2017
Lubiprostone Sprinkle Formulation	CIC2	Pediatric functional constipation 6 mos- 5 yrs (1); adult CIC (2)	P3	2018(1); 2017 (2)	2019 (1); 2018 (2)
CPP-1X/sulindac combination product	Polyamines	Familial Adeneomatous Polyposis	P3	2018	2019
Other					
RTU-009	Vap-1 inhibitor	Chronic Inflammatory Conditions	Preclinical		

Sucampo Program	RTU Program	Option

Financial Update

Andrew Smith, CFO

Q3 Revenue



70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$ Million
Q3 2015
R-Tech Inclusion
AMITIZA US Royalty
AMITIZA Japan
Collaboration Revenue
Other
Q3 2016

Q3 Adjusted Net Income



25.0
20.0
15.0
10.0
5.0
0.0
$ Million
Q3 2015
RTU
Revenue Margin
Tax Rate
Stock Expense
Interest
Other
Q3 2016

Q3 Adjusted EBITDA



35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$ Million
Q3 2015
R-Tech Inclusion
Revenue contribution
Other
Q3 2016

Key Balance Sheet Items

SUCAMPO

Item	As of 6/30/16	Change	As of 12/31/15
Cash, Cash Equivalents and Restricted Cash	**$153.7M**	($9.8)	$163.5M
Notes Payable	**($218.7M)**	$33.7M	($252.4M)
Net Debt	**($65.0M)**	$23.9M	($88.9M)

2017 Preliminary Guidance

SUCAMPO

- Total revenue: $220 million to $230 million
- Adjusted net income: $75 million to $85 million
- Adjusted EBITDA: $145 million to $155 million

- Revenue does not include any milestone payments

Adjusted net income guidance excludes amortization of acquired intangibles of approximately $22.58 million, debt financing related costs of $3.1 million. Adjusted EBITDA guidance excludes stock option related costs of $6.0 million.

Closing Remarks

Peter Greenleaf, Chairman and CEO

End of 2016/2017 Areas of Focus

SUCAMPO

1. Deliver outstanding financial performance, both top and bottom line
2. Interactions with FDA regarding Phase 3 trial results for AMITIZA in the pediatric population and next steps
3. Evaluate and execute on additional opportunities for growth

Q&A Session